UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Item 5. – Other Events and Regulation FD Disclosure

On August 9, 2004, the Registrant enter into Purchase Agreements with certain affiliates of Kilkenny Capital Management pursuant to which the Registrant has agreed to sell a total of 250,000 shares of its common stock, at a price of $8.50 per share, for aggregate proceeds of $2,125,000, before offering expenses. The Registrant believes that Kilkenny Capital Management and its affiliates currently beneficially own 5% or more of the Registrant’s common stock. This sale of Registrant’s common stock will be made directly by the Registrant without the use of placement agents. The Registrant expects this transaction to close on or about August 11, 2004, subject to the satisfaction of customary conditions. Net proceeds of the offering will be used for general corporate purposes, which may include business development opportunities. The common stock will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, in connection with a shelf takedown from the Registrant’s Registration Statement on Form S-3 (333-114815), as amended, which became effective on May 18, 2004.

As previously reported by the Registrant on August 6, 2004, the Registrant has agreed to sell an additional 1,570,000 shares of its common stock to certain institutional investors at a price of $8.50 per share for aggregate proceeds of $13,345,00, before placement agent fees and other offering expenses. This stock sale is also expected to close on or about August 11, 2004, subject to the satisfaction of customary conditions. The placement agents for the stock sale have waived the market standoff provisions and the payment of any placement agent fee under the Placement Agency Agreement dated August 5, 2004 between the Registrant and the placement agents with respect to the above described common stock sale to affiliates of Kilkenny Capital Management; a form of this waiver and consent is attached hereto as Exhibit 4.1.

A form of Purchase Agreement with respect to the above described common stock sale to affiliates of Kilkenny Capital Management is attached as Exhibit 10.1. Attached hereto as Exhibit 5.1 is the Opinion of Stradling Yocca Carlson & Rauth, a professional corporation, relating to the shares to be issued in the sale to affiliates of Kilkenny Capital Management.

Any statements contained in this Form 8-K that refer to future events or other non-historical matters are forward-looking statements. The Registrant disclaims any intent or obligation to update any forward-looking statements. Such statements are based on the Registrant’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, risks and uncertainties as detailed from time to time in the Registrant’s public filings with the U.S. Securities and Exchange Commission, including but not limited to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004, respectively.

Item 7. – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description
4.1	Form of Waiver and Consent, dated August 9, 2004, between and among the Registrant and Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Freres & Co. LLC and C. E. Unterberg, Towbin LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement, dated August 9, 2004, by and between the Registrant and certain investors.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

August 9, 2004	By:	/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Waiver and Consent, dated August 9, 2004, between and among the Registrant and Banc of America Securities LLC, Thomas Weisel Partners LLC, Lazard Freres & Co. LLC and C. E. Unterberg, Towbin LLC.

5.1	Opinion of Stradling Yocca Carlson & Rauth, a professional corporation.

10.1	Form of Purchase Agreement, dated August 9, 2004, by and between the Registrant and certain investors.

23.1	Consent of Stradling Yocca Carlson & Rauth (reference is made to Exhibit 5.1).